SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12


                           Blue Chip Value Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                           BLUE CHIP VALUE FUND, INC.
                             1225 Seventeenth Street
                                   26th Floor
                             Denver, Colorado 80202

                                                                Denver, Colorado
                                                                April 2, 2002

To Our Stockholders:

     It is our pleasure to invite you to your Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 7, 2002, at 12:00 noon (Mountain time). Formal notice of the meeting appears on the next page and is followed by the Proxy Statement.

     We hope you will find it convenient to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. If you do attend, you may vote in person if you so desire.

     The Annual Report of the Blue Chip Value Fund, Inc. for the year ended December 31, 2001 has previously been mailed to stockholders of record. It is enclosed with this mailing to beneficial owners of the Fund's stock who may not have previously received it. The Annual Report is not to be considered proxy soliciting material.

                                   Sincerely,

                                   /s/ Todger Anderson, CFA
                                   -----------------------------------
                                   Todger Anderson, CFA
                                   PRESIDENT


                             YOUR VOTE IS IMPORTANT

     WE CONSIDER THE VOTE OF EACH STOCKHOLDER IMPORTANT, WHATEVER THE NUMBER OF SHARES HELD. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. THE PROMPT RETURN OF YOUR PROXY WILL SAVE EXPENSE TO YOUR FUND.

                           BLUE CHIP VALUE FUND, INC.
                             1225 Seventeenth Street
                                   26th Floor
                             Denver, Colorado 80202


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                Denver, Colorado
                                                                April 2, 2002

To the Stockholders of
  Blue Chip Value Fund, Inc.:

     The Annual Meeting of Stockholders of Blue Chip Value Fund, Inc. (the "Fund") will be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 7, 2002, at 12:00 noon (Mountain time), for the following purposes:

     1. To elect two (2) Class II directors to serve until the Annual Meeting of Stockholders in the year 2005 and until the election and qualification of their successors.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Stockholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 19, 2002 are entitled to receive notice of and to vote at the Meeting. IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

                                /s/ W. Bruce McConnel, III
                                ----------------------------------
                                W. Bruce McConnel, III
                                Secretary

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                           BLUE CHIP VALUE FUND, INC.
                             1225 SEVENTEENTH STREET
                                   26TH FLOOR
                             DENVER, COLORADO 80202

                                 PROXY STATEMENT

                                                                   April 2, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blue Chip Value Fund, Inc. (the "Fund") for use at the Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 7, 2002, at 12:00 noon (Mountain time), and at any adjournment thereof (the "Meeting").

     Any person giving a proxy may revoke it at any time prior to its use. Signed proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board of Directors recommends a vote FOR the election of directors as listed. If no specification is made, the proxy will be voted for the election of directors as listed.

     Costs of soliciting proxies will be borne by the Fund. Morrow & Co. has been retained to solicit proxies in connection with the Meeting for a fee of approximately $3,000 and reimbursement for all out-of pocket expenses. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mail, some of the officers of the Fund and persons affiliated with Denver Investment Advisors LLC, the Fund's investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax.

     On March 19, 2002, the record date for determining the Stockholders entitled to vote at the Meeting, there were outstanding 21,051,085 shares of common stock, constituting all of the Fund's outstanding voting securities. Each share of common stock is entitled to one vote. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed proxy are being mailed on or about April 2, 2002 to Stockholders of record on the record date.

     THE FUND PREPARES AND MAILS TO ITS STOCKHOLDERS FINANCIAL REPORTS ON A SEMI-ANNUAL BASIS. THE FUND WILL FURNISH TO STOCKHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO STOCKHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001. REQUESTS FOR SUCH ANNUAL REPORT SHOULD BE DIRECTED TO MR. JASPER R. FRONTZ, TREASURER, BLUE CHIP VALUE FUND, INC., 1225 SEVENTEENTH STREET, 26TH FLOOR, DENVER, COLORADO 80202 OR TELEPHONE TOLL-FREE (800) 624-4190. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                       NOMINEES FOR ELECTION AS DIRECTORS

     The Fund's By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years and the term of one class of directors expires each year. The Board of Directors has designated two candidates, who are presently directors of the Fund, for whom proxies solicited by the Fund will be voted if requisite authority is granted.

     The following table sets forth the nominees for election as directors and the other directors, their ages, term of office, including length of time served as a director, principal occupations for the past five or more years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and the number of portfolios in the Fund Complex that they oversee. The Fund Complex includes funds with a common or affiliated investment adviser. The Fund Complex is comprised of the Fund, consisting of one portfolio and Westcore Funds, of which there are twelve portfolios.

NOMINEES FOR ELECTION - TO BE ELECTED FOR A TERM OF THREE YEARS UNTIL THE ANNUAL MEETING IN THE YEAR 2005.

INDEPENDENT DIRECTORS

LEE W. MATHER, JR.
6 Francine Drive, Greenwich, Connecticut 06830
AGE: 58
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Class II Director since 2001. PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Director, American Rivers (conservation organization), Washington, D.C. (since June 2000); former investment banker, Merrill Lynch & Co., New York, New York (January 1977 until April 2000).
OTHER DIRECTORSHIPS HELD:  None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  One.

RICHARD C. SCHULTE
P.O. Box 952, Evergreen, Colorado 80437-0952
AGE: 57
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Class II Director since 1987. PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Private Investor; until 1996, President, Transportation Service Systems, Inc. (since 1993); Employee, Southern Pacific Lines, Denver, Colorado (since 1993). Prior thereto, Employee, Rio Grande Industries, Denver, Colorado (holding company) (since 1991), Vice

President Finance and Treasurer, Rio Grande Holdings, Inc., Denver, Colorado (since 1990), and Vice President, Denver & Rio Grande Western Railroad Company, Denver, Colorado (since 1990).

Mr. Shulte's daughter was employed as a summer intern at the Fund's investment adviser, Denver Investment Advisors LLC, from May to July of 1998.
OTHER DIRECTORSHIPS HELD: None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN: One.

OTHER DIRECTORS

INTERESTED DIRECTORS

TODGER ANDERSON, CFA*
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202.
AGE: 57
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Class I Director from 1988 until 1995, and since 1998.** Term as Director expires in 2004. President of the Fund since 1987.
PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: President and Executive Manager, Denver Investment Advisors LLC (since 1995); prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund (since 1986); Portfolio Co-Manager, Westcore Select Fund (since 2001).
OTHER DIRECTORSHIPS HELD: None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN: One.

KENNETH V. PENLAND, CFA*
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202
AGE: 59
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Chairman of the Board and Class III Director since 1987. Term as Director expires in 2003.

----------
* Messrs. Anderson and Penland may be deemed to be "interested persons" of the Fund, as that term is defined in the 1940 Act, by virtue of their affiliations with the Fund's investment adviser and their status as officers of the Fund.

** Mr. Anderson previously served as a director of the Fund from May 12, 1988 to March 31, 1995. Mr. Anderson resigned on March 31, 1995 because of a change in control of the Fund's investment adviser, and in order to comply with the provisions of Section 15(f) of the 1940 Act that at least 75% of the directors of the Fund were required to be disinterested directors for a period of three years following the change in control. Mr. Anderson was re-elected to the Board of Directors at the 1998 Annual Meeting of Stockholders.

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: Retired, from 1995 until December 2001, Chairman and Executive Manager, Denver Investment Advisors LLC; prior thereto Chairman of the Board and Director of Research, Denver Investment Advisors, Inc.; President and Trustee, Westcore Funds.
OTHER DIRECTORSHIPS HELD: None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN: Thirteen.

INDEPENDENT DIRECTORS

ROBERT J. GREENEBAUM
828 Kimballwood Lane, Highland Park, Illinois 60035
AGE: 84
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Class I Director since 1988. Term expires in 2004.
PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: Independent Consultant; former Director, United Asset Management Corp., Boston, Massachusetts (February 1982 until May, 2000); former Chairman of the Board and Director, Selected American Shares, Inc. and Selected Special Shares, Inc., Santa Fe, New Mexico (January 1970 until December, 1997); former Chairman of the Board and Trustee, Selected Capital Preservation Trust, Santa Fe, New Mexico (September 1985 until December,
1997). Mr. Greenebaum provides consulting services from time to time to Denver Investment Advisors LLC.
OTHER DIRECTORSHIPS HELD: None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  One.

GARY P. MCDANIEL
32023 County Road 15, Elizabeth, Colorado 80107
AGE: 56
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Class I Director since 2001. Term expires in 2004.
PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: Chief Executive Officer, Chateau Communities, Inc. (REIT/manufactured housing) (since 1997); prior thereto, Chief Executive Officer ROC Communities, Inc. (REIT/manufactured housing) (1980 -
1997).
OTHER DIRECTORSHIPS HELD: None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN: One.

ROBERTA M. WILSON, CFA
9268 Weld County Road, #28, Platteville, Colorado 80651
AGE: 58
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Class III Director since 1987. Term expires in 2003.
PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: Retired; from 1985 until July 1998, Director of Finance, Denver Board of Water Commissioners, Denver, Colorado.
OTHER DIRECTORSHIPS HELD: None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN: One.

OFFICERS

     Information concerning the names, ages, positions with the Fund, term of office, including length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Fund, other than Messrs. Anderson and Penland, is set out below. Information concerning Messrs. Anderson and Penland is set forth on pages 3-4.

     Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

CHARLOTTE PETERSEN, CFA
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202
AGE: 41.
POSITION HELD WITH THE FUND AND TERM OF OFFICE: Vice President of the Fund since 2000.
PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Vice President, Denver Investment Advisors LLC (since 1995); prior thereto Vice President, Denver Investment Advisors, Inc. (since 1993); Portfolio Manager, Westcore Blue Chip Fund (since January 2000).

W. BRUCE MCCONNEL, III
1 Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103
AGE: 59.
POSITION HELD WITH THE FUND AND TERM OF OFFICE: Secretary of the Fund since
1987.
PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Partner of the law firm of Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania; Secretary, Westcore Funds (since 1985).

JASPER R. FRONTZ, CPA
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202
AGE: 33.
POSITION HELD WITH THE FUND AND TERM OF OFFICE:  Treasurer of the Fund since
1997.
PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Vice President, Denver Investment Advisors LLC (since 2000); Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997); prior thereto, Fund Controller, ALPS Mutual Funds Services, Inc. (1995-1997); Senior Accountant, Deloitte & Touche LLP (1991-1995); Treasurer, Westcore Funds (since 1997); Registered Representative, ALPS Distributors, Inc. (since 1995).

     No director or officer of the Fund who is also a director, officer, or employee of the investment adviser or any of its parents, received any remuneration from the Fund during 2001. The other directors taken as a group were either paid or had accrued directors' fees for 2001 from the Fund in the aggregate amount of $49,183.

     In 2001 the directors received an annual retainer of $6,000 for serving as directors, plus a meeting fee of $1,500 for each regular Board meeting attended. Effective May 8, 2001, the directors' compensation was clarified to include reimbursement for out-of-pocket expenses incurred in attending Board meetings. The Fund expects the basis of such compensation will be the same during 2002. The Board of Directors held four regularly scheduled meetings during the year ended December 31, 2001. Each of the directors attended every Board meeting.

     The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended December 31, 2001:

                               COMPENSATION TABLE

                                                                                      TOTAL
                                           PENSION OR                             COMPENSATION
                         AGGREGATE    RETIREMENT BENEFITS       ESTIMATED         FROM FUND AND
                       COMPENSATION    ACCRUED AS PART OF    ANNUAL BENEFITS       FUND COMPLEX
NAME OF PERSON           FROM FUND        FUND EXPENSES      UPON RETIREMENT    PAID TO DIRECTORS
--------------           ---------        -------------      ---------------    -----------------
Todger Anderson           $   -0-             $ -0-               $ -0-              $   -0-
Robert J. Greenebaum      $12,000             $ -0-               $ -0-              $12,000
Lee W. Mather, Jr.        $ 7,183             $ -0-               $ -0-              $ 7,183
Gary P. McDaniel          $ 6,000             $ -0-               $ -0-              $ 6,000
Kenneth V. Penland        $   -0-             $ -0-               $ -0-              $   -0-
Richard C. Schulte        $12,000             $ -0-               $ -0-              $12,000
Roberta M. Wilson         $12,000             $ -0-               $ -0-              $12,000

     Drinker Biddle & Reath LLP, of which W. Bruce McConnel, III, Secretary of the Fund, is a partner, received legal fees during the fiscal year ended December 31, 2001 for services rendered as the Fund's legal counsel.

OWNERSHIP OF FUND SHARES

     The following table sets forth, as of March 15, 2002, beneficial ownership of the Fund's shares by (1) each director and each nominee for director (2) all directors, nominees for director and executive officers as a group:

                             DOLLAR RANGE
                               OF EQUITY         NUMBER OF SHARES       PERCENT
NAME                       SECURITIES OWNED    BENEFICIALLY OWNED(1)    OF CLASS
----                       ----------------    ---------------------    --------
Todger Anderson            over $100,000             152,434               *
Robert J. Greenebaum       over $100,000              22,733               *
Lee W. Mather, Jr.         over $100,000              30,000               *
Gary P. McDaniel           $1 - $10,000                1,286               *
Kenneth V. Penland         over $100,000             331,082(2)           1.3%
Richard C. Schulte         $10,001 - $50,000           3,675(3)            *
Roberta M. Wilson          $10,001 - $50,000           4,844(4)            *
All directors and
  executive officers and nominees
  for director as a group                            546,054              2.2%

----------
(1) Unless otherwise indicated the beneficial owner has sole voting and investment power. The number of shares beneficially owned includes the maximum number of shares that each beneficial owner had the right to acquire in the exercise of the Primary Subscription Privilege under the terms of the Fund's rights offering that commenced on February 22, 2002. Messrs. Anderson, Greenebaum, Mather, McDaniel, Penland and Schulte, and Ms. Wilson each had the right to acquire: 25,406; 3,789; 5,000; 214; 55,180; 613 and 807 shares, respectively. The number of shares actually subscribed for may be less than the amounts shown above. These amounts do not include any shares that may be issued pursuant to the Oversubscription Privilege.
(2) Including 93,176 shares held by Mr. Penland, 126,042 shares owned by Mr. Penland's wife, 36,222 shares jointly owned by Mr. Penland and his wife, and 75,642 shares owned in a trust for Mr. Penland's daughter.
(3)  These shares include 2,244 that are owned by Mr. Schulte's wife.
(4)  These shares are owned jointly by Ms. Wilson and her husband.
*    Less than 1%.

STANDING BOARD COMMITTEES

     The Board has established two standing committees in connection with the governance of the Fund: Audit and Nominating.

     The Fund's Audit Committee is composed of all of the independent directors. The members of the Audit Committee are also considered independent as defined in the New York Stock Exchange Listing Standards. The members of the Audit Committee are Messrs. Greenebaum, Mather, McDaniel and Schulte, and Ms. Wilson. The functions of the Audit Committee are to meet with the Fund's independent auditors to review the scope and findings of the annual audit, review matters of independence, discuss the Fund's accounting policies, discuss any recommendation of the independent auditors with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. The Audit Committee met once during the fiscal year ended December 31, 2001.

     The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the year ended December 31, 2001. The Audit Committee has also met with the Fund's independent accountants and discussed with them certain matters required under SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380) as may be modified or supplemented from time to time, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented from time to time, and has discussed with the independent accountants, their independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Stockholders for the year ended December 31, 2001. The Audit Committee adopted a written charter in February 2000, a copy of which is attached hereto as Appendix A.

     The Fund's Nominating Committee is comprised of all independent directors. The members of the Nominating Committee are: Messrs. Greenebaum, Mather, McDaniel and Schulte, and Ms. Wilson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors. Although the Nominating Committee expects to be able to find an adequate number of candidates to serve as directors, the Nominating Committee is willing to consider nominations received from Stockholders at the address on the front of this Proxy Statement. In order for any other person to be nominated for election to the Board of Directors at this Meeting, the By-Laws require the proposed nominee to notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information to the Fund as its Secretary may reasonably require. This Proxy Statement is expected to be mailed on April 2, 2002, and, if such occurs, any such notice must be received by the Fund on or before April 12, 2002. The Nominating Committee met once during the fiscal year ended December 31, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund's directors and officers, certain affiliated persons of the investment adviser, and persons who own more than ten percent of the Fund's shares to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. Specific due dates for these reports have been established and the Fund is required to disclose in this Proxy Statement any failure to file by the specific due dates. To the Fund's knowledge, all of these filing requirements were satisfied during 2001. In making these disclosures, the Fund has relied on copies of reports that were furnished to it and written representations of its directors, officers and investment adviser.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board has re-appointed Deloitte & Touche LLP ("Deloitte & Touche") as the Fund's independent auditors for the fiscal year ending December 31, 2002. As discussed further below, Deloitte & Touche served as the Fund's independent auditors for the fiscal years ended December 31, 2000 and 2001. Prior to that time Ernst & Young LLP ("Ernst & Young") served as the Fund's independent auditors.

     On February 8, 2000, Ernst & Young LLP resigned as the Fund's independent auditors. During the Fund's fiscal years ended December 31, 1999 and 1998, Ernst & Young's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended December 31, 1999 and 1998, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund's fiscal years ended December 31, 1999 and 1998, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

     On February 8, 2000, after recommendation by the Board's Audit Committee, the Fund, by action of its Board of Directors, including a majority of the members of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), selected Deloitte & Touche as the independent auditors to audit the Fund's financial statements for the fiscal year ended December 31, 2000. During the Fund's fiscal years ended December 31, 1999 and 1998, neither the Fund nor anyone on its behalf has consulted Deloitte & Touche on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph
(a)(1)(v) of said Item 304).

INDEPENDENT AUDITOR'S FEES

     AUDIT FEES: For the Fund's fiscal year ended December 31, 2001, the aggregate fees paid by the Fund to Deloitte & Touche for the annual audit of the Fund's financial statements were $15,600.

     ALL OTHER FEES: For the same period, aggregate fees of $26,900 were paid by the Fund and Denver Investment Advisors LLC to Deloitte & Touche for other services, including tax return preparation for the Fund and examination of portfolio composites managed by Denver Investment Advisors LLC for compliance with standards established by the Association for Investment Management and Research ("AIMR") for the year ended December 31, 2001.

     The auditors did not provide any professional services related to financial information systems design and implementation. The Audit Committee has considered the level of non-audit services provided by the auditors to the Fund's investment adviser in its deliberations of auditor independence.

     Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from Stockholders, if necessary.

     The Board of Directors recommends that Stockholders vote FOR the election of Messrs. Mather and Schulte and as Class II directors to serve until the Annual Meeting of Stockholders in the year 2005 and until the election and qualification of their successors.

                VOTES REQUIRED FOR THE ELECTION OF DIRECTORS AND
                       APPROVAL OF MATTERS AT THE MEETING

     A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of common stock of the Fund. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In the election of directors, the nominees receiving the highest number of votes cast at the Meeting will be elected, assuming that each receives the votes of a majority of the outstanding shares of common stock. The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted toward the required majority. Abstentions will have the effect of a "no vote" for purposes of obtaining the requisite approval. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

OTHER BUSINESS

     The Management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), the By-Laws require a Stockholder to notify the Fund in writing by the tenth day following the day on which notice of the meeting is mailed and to provide such written information to the Fund as its Secretary may reasonably require. This Proxy Statement is expected to be mailed to Stockholders on April 2, 2002, and, if such occurs, any such notice must be received by the Fund on or before April 12, 2002.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER

     Denver Investment Advisors LLC ("DIA") serves as investment adviser for the Fund and is located at 1225 Seventeenth Street, 26th Floor, Denver, CO 80202.

CO-ADMINISTRATORS

     DIA and ALPS Mutual Funds Services, Inc. ("ALPS") serve as co-administrators for the Fund. ALPS is located at 370 Seventeenth Street, Suite 3100, Denver, CO 80202.

STOCKHOLDER PROPOSALS - ANNUAL MEETING IN THE YEAR 2003

     A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the Annual Meeting of Stockholders in the year 2003, and who wishes such proposal to be considered for inclusion in the Fund's proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund's principal executive offices no later than November 30, 2002. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

April 2, 2002

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                           BLUE CHIP VALUE FUND, INC.
                                  (THE "FUND")

                             AUDIT COMMITTEE CHARTER


STATEMENT OF POLICY

     The Audit Committee shall oversee the audit process and provide assistance to the Fund's directors in fulfilling their responsibilities to the Fund relating to fund accounting, reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain a free and open means of communication among the directors, the independent accountants and the Fund's officers. The Fund's independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, and the Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Fund's independent accountants.

PRINCIPAL FUNCTIONS

     The Audit Committee shall:

     1. Recommend the firm to be employed as the Fund's independent accountants and the proposed terms of such engagement, and review and approve the discharge of any such firm.

     2. Review, in consultation with the independent accountants, the conduct and results of the external audit of the financial statements of the Fund, each certification, report or opinion rendered by the independent accountants in connection with such audit, the related management letter, and management's responses to recommendations made by the independent accountants in connection with such audit.

     3. Review any disputes between the service contractors and the independent accountants that arise in connection with the audit and/or preparation of the financial statements.

     4. Review, in consultation with the independent accountants, the Fund's officers and the service contractors:

          (a) The independent accountant's review of the Fund's accounting and internal control procedures to check compliance with the rules and regulations of the SEC and other applicable requirements; and

          (b) The review by the independent accountants (or other independent accountants) of the accounting and internal control procedures of the Fund's custodian and transfer agent to check compliance with the rules and regulations of the SEC and other applicable requirements.

     5. Consider, in consultation with the independent accountants, the scope and plan of the forthcoming external audit and the review of the Fund's accounting and internal control procedures.

     6. Consider, when presented by the Fund's officers, the service contractors or the independent accountants, material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the Fund's financial statements.

     7. Have the power to inquire into any financial matters in addition to those set forth above.

     8. Review, in consultation with the service contractors, any proposal to employ the independent accountants to render consulting or other non-audit services related to the Fund.

     9. Report to the entire Board periodically and as requested on the performance of its responsibilities and its findings.

     10. Perform such other functions as may be assigned to it by law, the Fund's charter, or by-laws, or by the Board.

     11. Obtain a formal written statement from the independent accountants setting forth all relationships with the Fund, consistent with the Independence Standards Board Standard No. 1 - Independence Discussions with Audit Committee.

     12. Discuss with the independent accountants any disclosed relationships or services that may impact the objectivity and independence of the independent accountants. In this regard, the Audit Committee shall ensure that the independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Fund and any other relationship that may adversely affect the independence of the independent accountants.

     13. Take, or recommend that the Board take, appropriate action to ensure the independence of the independent accountants.

     14. Discuss with the independent accountants the matters required to be discussed by Statements on Auditing Standards No.61 - Communications with Audit Committees.

     15. Prepare, with the assistance of the Fund's management and Fund counsel, the necessary disclosures required of the Audit Committee in the Fund's proxy statement in connection with its Annual Meeting of Stockholders.

     16. Meet periodically with management and the independent accountants in separate executive session to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

     17. When necessary, authorize and oversee investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, independent accountants, and other professionals to assist in the conduct of any investigation.

     18. Review and reassess the adequacy of this Charter on an annual basis and propose any necessary changes for the approval of the full Board.

RESOURCES AND STAFF ASSISTANCE

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall conduct interviews or discussions, as they deem appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Audit Committee.

MEETINGS

     The Audit Committee shall meet at least once each year, to determine the firm to be recommended to be employed as the Fund's independent accountants and the proposed terms of such engagement, to discuss and approve the scope of the next year's audit of the financial statements, and to review the results of the audit for the prior year.

MEMBERSHIP

     The Audit Committee shall consist of at least three directors. The members of the Audit Committee shall be directors of the Fund who are not "interested persons" as that term is defined in the Investment Company Act of 1940, and shall be "independent" as that term is defined by The New York Stock Exchange, Inc.

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors of the Fund in its business judgement, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

     At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Board of Directors of the Fund in its business judgement.

     The directors of the Fund, by resolution adopted by a majority of such Board, may:

     1. Fill any vacancy on the Audit Committee;

     2. Appoint one or more disinterested directors of the Fund to serve as alternate members of the Audit Committee, to act in the absence or disability of members of the Audit Committee with all the powers of such absent or disabled members; and

     3. Remove any director of the Fund from membership on the Audit Committee at any time, with or without cause.


Adopted: February 8, 2000

                                   PROXY CARD

                           BLUE CHIP VALUE FUND, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BLUE CHIP VALUE FUND, INC. (THE "FUND") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2002 AT 12:00 NOON AT THE OFFICES OF DENVER INVESTMENT ADVISORS LLC, 1225 SEVENTEENTH STREET, 26TH FLOOR, DENVER, COLORADO.

     The undersigned hereby appoints Margaret Jurado and Louis J. Kahanek, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting, at their discretion.

     1.   Election of Directors: Lee W. Mather, Jr.,
                                 Richard C. Shulte

          ____  FOR all nominees listed (except as marked to the contrary)

          ____  WITHHOLD AUTHORITY to vote for all nominees listed


               (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE PROVIDED BELOW.)

                       ----------------------------------

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS.

                                          PLEASE SIGN, DATE AND RETURN
                                          PROMPTLY. RECEIPT OF NOTICE OF ANNUAL
                                          MEETING AND PROXY STATEMENT IS HEREBY
                                          ACKNOWLEDGED.


                                          --------------------------------------
                                          Sign here exactly as name(s) appear(s)
                                          on left


                                          Date:
                                          IMPORTANT - Joint owners must EACH
                                          sign. When signing as attorney,
                                          trustee, executor, administrator,
                                          guardian, or corporate officer, please
                                          give your FULL title.